As filed with the Securities and Exchange Commission on April 4, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC
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CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC

(FORMERLY CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC)

110 E. 59th Street, New York, NY 10022
(212) 938-5000

Notice of Special Meeting of Shareholders
to be held on April 24, 2012

To the Shareholders:

A Special Meeting of Shareholders of Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Fund”) will be held at 110 E. 59th Street, New York, NY 10022, on April 24, 2012 at 10 a.m. Eastern Time (the “Meeting”).  Please call (212) 915-1819 if you have any questions relating to attending the Meeting in person.

The Meeting will be held for the following purposes, all as set forth in the Proxy Statement accompanying this Notice:

(1)	To approve a proposed new investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”);

(2)	To elect one director; and

(3)	To transact any other business that may lawfully come before the Meeting or any adjournment or postponement thereof.

The Board of Directors of the Fund has approved the proposed new investment advisory agreement and appointed the director standing for election, and recommends that you vote to approve each of these proposals as well.  The Board of Directors of the Fund has called the Special Meeting of Shareholders for purposes of conducting the Shareholder vote.  Please note that if you invested in the Fund through a financial intermediary such as an investment adviser, bank or brokerage firm, your intermediary may be planning to attend the Meeting and, if authorized to do so under your existing arrangement with that firm and applicable law, could vote on your behalf, meaning that your attendance is not required, either in-person or by completion of a proxy.  We encourage you to discuss these matters with your financial intermediary.

The close of business on April 2, 2012 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.  In order to avoid the necessity of further solicitation, we ask your cooperation in mailing your Proxy promptly.

A Proxy will not be required for admission to the Meeting.
Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on April 24, 2012.

The Proxy Statement is available at the website listed on your proxy card.

By order of the Board of Directors

Dated:  April 4, 2012

Important Notice
April 4, 2012

CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC

(FORMERLY CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC)

PROXY STATEMENT

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of issues relevant to the proposal.

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT?
A:
The primary purpose of this Proxy Statement is to seek the approval by shareholders of a proposed new investment advisory agreement (the “Proposed Investment Advisory Agreement”) between Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Fund”) and Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”).

By way of background, on December 2, 2011, a team of employees of Cadogan Management, LLC (“Cadogan”) commenced employment and advisory roles with CFIA.  These employees were certain senior members of the team responsible for the research, portfolio management, marketing and other essential activities of the Fund.  In connection with these developments, at a special in-person Board meeting held on November 9, 2011, the Fund’s Board of Directors (the “Board”) approved an interim advisory agreement (the “Interim Agreement”) between the Fund and CFIA.  The Interim Agreement became effective as of December 2, 2011, at which time CFIA became the Fund’s investment adviser on an interim basis and the Fund’s previous investment advisory agreement with Cadogan was terminated (the transition of former Cadogan employees to CFIA and the commencement of the Interim Agreement are collectively referred to in this Proxy Statement as the “Cantor Transition”).  CFIA will serve as the Fund’s investment adviser pursuant to the Interim Agreement for a term not to exceed the earlier of 150 days or the approval by the Fund’s shareholders of a new advisory contract between the Fund and CFIA.

At meetings held in-person on December 2, 2011 and March 7, 2012, the Board approved the Proposed Investment Advisory Agreement, a copy of which is attached hereto as Annex A.  In order for CFIA to serve as the Fund’s investment adviser on more than an interim basis, shareholder approval is also required, and the Board recommends that you vote in favor of the proposal.

Q:	WHY SHOULD CFIA BE THE FUND’S INVESTMENT ADVISER?
A:
As noted above, a core team of professionals has left Cadogan to join CFIA, and CFIA is currently serving as the Fund’s investment adviser on an interim basis.  The Board believes that entering into a proposed new investment advisory agreement with CFIA will allow the Fund to continue to benefit from the experience of the current team servicing the Fund.  Additionally, CFIA intends to place increased focus on marketing the Fund in order to grow the asset base, which may over time reduce the Fund’s operating expense ratio.

Cantor Fitzgerald, L.P. (“Cantor”), of which CFIA is a subsidiary, is a prominent capital markets investment bank, recognized for its strengths in the equity and fixed income capital markets, its global distribution model, and for its expanding presence as an independent middle market investment bank serving the marketplace with investment and merchant banking services, prime brokerage, and commercial real estate financing.  CFIA was formed in February 2010 and is registered as an investment adviser with the U.S. Securities and Exchange Commission.  CFIA provides advisory and asset management services and pursues two main investment strategies, a fund of funds strategy and a short-term notes strategy.

The Fund, and the addition to CFIA of Cadogan personnel that manage the Fund, represents a part of CFIA’s entrance into fund of funds management, and contributes to Cantor’s overall effort to grow its asset management operations.  Certain other private investment vehicles previously managed by Cadogan have also recently enter into advisory arrangements with CFIA.

As a result of the Cantor Transition and the departure of Cadogan’s core team of professionals, Cadogan terminated its advisory relationship with the Fund as of December 2, 2011 and intends to wind down as a business.  As such, a continued advisory relationship with Cadogan is not a viable option for the Fund.

Q:	WHO WILL BE THE FUND’S PORTFOLIO MANAGER?
A:
Mr. Anthony Rosenthal.  Mr. Rosenthal was recently named the Fund’s Portfolio Manager, and it is expected that Mr. Rosenthal will continue to serve in that role under the Proposed Investment Advisory Agreement.  Mr. Rosenthal is a Senior Vice President of CFIA and joined CFIA from Cadogan as part of the Cantor Transition.  Several other senior professionals that were involved in the Fund’s operations at Cadogan have also joined CFIA as employees or consultants.  Looking ahead, you can expect the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the Fund.  As described in the supplement dated December 6, 2011 to the Fund’s prospectus, Mr. Joel Gantcher, who had been the Fund’s portfolio manager, resigned from Cadogan just prior to the Cantor Transition and has not commenced employment with CFIA.  Additionally, as described in the prospectus supplements dated December 6, 2011 and March 8, 2012, Mr. Paul Isaac served as the Fund’s Portfolio Manager from the time of the Cantor Transition until the appointment of Mr. Rosenthal as the Fund’s Portfolio Manager.

Q:	HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?
A:
The Cantor Transition and the Proposed Investment Advisory Agreement have not and will not affect the amount of shares you own or the total advisory fees charged to the Fund.  However, certain other terms of the Proposed Investment Advisory Agreement differ from the terms of the Fund’s Interim Agreement.  Additionally, the Board has changed the Fund’s name from “Cadogan Opportunistic Alternatives Fund, LLC” to “Cantor Opportunistic Alternatives Fund, LLC”.

Q:	HOW DOES THE PROPOSED NEW AGREEMENT DIFFER FROM PREVIOUS ARRANGEMENTS WITH CADOGAN?
A:
The form and text of the Proposed Investment Advisory Agreement is different than the Interim Agreement and the Cadogan Agreement. Certain terms of the Proposed Investment Advisory Agreement differ from the terms of the Cadogan Agreement.  Such changes include that: (i) CFIA is held harmless with respect to and indemnified for the acts, omissions or transactions entered into by Cadogan, the previous investment adviser; (ii) CFIA may cause the Fund to lend Fund assets, or borrow from banks, or trade on margin to the extent permitted by the Fund’s policies and the Investment Company Act of 1940; (iii) the Fund may not hire or utilize additional investment advisers without CFIA’s consent; (iv) CFIA is not bound by any supplement or amendment to the Proposed Investment Advisory Agreement, unless CFIA is provided notice; (v) CFIA agrees to cooperate with the preparation of the Fund’s prospectus; (vi) CFIA is obligated to provide copies of the offering memorandum, consultation regarding sales materials, and a grant of intellectual property rights; (vii) to the extent permitted by law, the Fund must provide to CFIA prior notice of a change of custodian; (viii) the Fund represents that the offering memorandum is accurate in all material respects, that the Fund has the capacity and authority to enter into the Proposed Investment Advisory Agreement, and that the Fund has complied and shall continue to comply with applicable regulation; and (ix) certain confidentiality obligations are imposed on the Fund and CFIA.

Q:	WHAT DISADVANTAGES ARE THERE TO CFIA BEING THE FUND’S INVESTMENT ADVISER?
A:
Some perceived disadvantages may be that the Fund will have an advisory relationship with a larger and more diversified organization than that of its previous investment adviser, and that, as such, the Fund’s management team may have less operational flexibility.  Additionally, the Fund and the Fund’s management team are losing the “Cadogan” brand name and potentially some related goodwill among investors and clients.  The Board believes, though, that these potential disadvantages are outweighed by the significant advantages of assuring continuity of current management and contributing to the continued viability of the Fund.  The Board also believes that CFIA and the Cantor organization have access to sufficient resources to support the Fund’s management and operational needs going forward.

Q:	WILL THE FUND’S OTHER SERVICE PROVIDERS REMAIN THE SAME?
A:	Currently there is no plan by the Board to change any of the Fund’s other service providers, including its auditor, administrator, custodian and legal counsel.

Q:	WHY SHOULD SHAREHOLDERS ELECT THE DIRECTOR?
A:
The Fund’s management team proposed, and the Board has approved, the appointment of Mr. James M. Bond to serve as a Director and the Chair of the Fund’s Board.  The Board’s former Chair and a current Director, Mr. Matthew Jenal, who was affiliated with Cadogan, is not currently affiliated with CFIA or Cantor.  Mr. Bond, an interested Director by virtue of his affiliation with CFIA and Cantor, has intimate involvement with CFIA’s and Cantor’s businesses and provides a direct link to CFIA management.

Mr. Bond is a Senior Managing Director and Chief Operating Officer of the Debt Capital Markets and Asset Management divisions of Cantor Fitzgerald & Co. (“CFC”), an affiliate of Cantor and CFIA.  Mr. Bond has played an integral role in building CFC’s fixed income sales and trading platform.  He has also been instrumental in restructuring the firm’s equity financing business.  Additionally, Mr. Bond is the Chief Operating Officer of CFIA.  Prior to joining CFC in 2003, Mr. Bond was a founding partner of Ellis Island Partners, LLC, a long/short international equity hedge fund.  He was responsible for trading all of the firm’s positions and running the day-to-day operations of the group.  He has held senior positions at Goldrock Capital Management, Merrill Lynch Investment Managers and Chase Asset Management.  Mr. Bond holds a BS in Finance and Economics from Boston College.

On the basis of his qualifications and the anticipated benefits to the Board, the Board recommends that Fund shareholders elect Mr. Bond as a Director.

Q:	HOW CAN I VOTE?
A:	To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•	By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

Shareholders can also vote in person at the meeting.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?
A:	The Board unanimously recommends that you vote “FOR” the approval of the proposed new investment advisory agreement with CFIA and “FOR” election of the director.

Q:	WILL MY VOTE MAKE A DIFFERENCE?
A:
Yes.  Your vote is important to help ensure that the proposed new investment advisory agreement is approved and the director is elected.  Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote.  We encourage you to participate in the governance of the Fund.

Q:	HOW DO I CONTACT YOU?
A:	If you have any questions, please call (212) 915-1819.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

April 4, 2012

CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC
(FORMERLY CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC)

110 E. 59th Street, New York, NY 10022
(212) 938-5000

PROXY STATEMENT
for the

Special Meeting of Shareholders to be held on April 24, 2012

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Fund”) to be used at the special meeting of the shareholders of the Fund to be held at 110 E. 59th Street, New York, NY 10022, on April 24, 2012 at 10 a.m. Eastern Time, and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about April 4, 2012.

The Proposals

The shareholders of the Fund are being asked to vote on the following:

(1)	To approve a proposed new investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”);

(2)	To elect one director; and

(3)	To transact any other business that may lawfully come before the Meeting or any adjournment or postponement thereof.

Other matters may lawfully come before the Meeting or any adjournment or postponement thereof.  The Board is not currently aware of any other matters to come before the Meeting.

Voting on the Proposals

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting.  If you give instructions, your shares will be voted in accordance with your instructions.  If you return your signed Proxy without instructions, your shares will be voted (i) for approval of the proposed new investment advisory arrangements by and between the Fund and CFIA, (ii) to elect one director, and (iii) on such other matters as may lawfully come before the Meeting or any adjournment or postponement thereof.  The Board is not currently aware of any other matters to come before the Meeting.

You may revoke your Proxy or change it by written notice to the Fund (Attention:  Chief Compliance Officer) or by notice at the Meeting at any time prior to the time it is voted.

If a shareholder abstains from voting as to any matter or if an intermediary returns a “non-vote” proxy (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because the beneficial owners have not given instructions), the shares represented by such abstention or broker non-vote will be deemed present at the Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be counted as votes cast.  Proposal 1 regarding the investment advisory agreement requires a certain number of affirmative votes for approval.  Therefore, an abstention or broker non-vote for such action will have the effect of a vote against the proposal.  However, in the election of a director, a nominee receiving a plurality of the votes cast at the Meeting shall be elected.  Therefore, for proposal 2, an abstention for such actions will not have the effect of a vote against the proposal.

The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the record date shall constitute a quorum at the Meeting.  In the absence of a quorum, the Meeting may be adjourned by action of a majority of the shareholders present in person or by proxy without additional notice to the shareholders and further solicitation may be made.  Shares represented by proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.  Abstentions and broker non-votes will not be counted as having been voted for or against any such adjournment.

Record Date and Outstanding Shares

On the record date, April 2, 2012, the Fund had outstanding 441,557.587 shares (“Shares”).  Shareholders are entitled to one vote per Share and a proportional fractional vote on each fractional Share.

Other Information

CFIA is currently the Fund’s investment adviser on an interim basis.  The address of CFIA is 110 E. 59th Street, New York, NY 10022.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, the address of which is 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207.  The address of the Fund is 110 E. 59th Street, New York, NY 10022.  EisnerAmper is the Fund’s independent registered public accounting firm, the address of which is 750 Third Avenue, New York, NY 10017.  No representatives of EisnerAmper are expected to attend the Meeting.  The Fund will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon written request to the Fund at 110 E. 59th Street, New York, NY 10022 or by calling the Fund collect at (212) 915-1819.  Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1 – APPROVAL OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH CFIA

The first proposal for which the Fund’s Board of Directors (the “Board”) has called this Meeting is to seek the approval by shareholders of a proposed new investment advisory agreement (the “Proposed Investment Advisory Agreement”) between Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Fund”) and Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”).  The Proposed Investment Advisory Agreement is attached as Annex A.

At a special in-person Board meeting held on November 9, 2011, the Fund’s Board of Directors (the “Board”) approved an interim advisory agreement (the “Interim Agreement”) between the Fund and CFIA.  The Interim Agreement became effective as of December 2, 2011, at which time CFIA became the Fund’s investment adviser on an interim basis and the Fund’s previous investment advisory agreement with Cadogan (the “Cadogan Agreement”) was terminated.  Also on December 2, 2011, a team of employees of Cadogan Management, LLC (“Cadogan”) commenced employment and advisory roles with CFIA.  These employees were certain senior members of the team responsible for the research, portfolio management, marketing and other essential activities of the Fund.  In connection with these developments, at a special in-person Board meeting held on November 9, 2011, the Fund’s Board of Directors (the “Board”) approved an interim advisory agreement (the “Interim Agreement”) between the Fund and CFIA.  The Interim Agreement became effective as of December 2, 2011, at which time CFIA became the Fund’s investment adviser on an interim basis and the Fund’s previous investment advisory agreement with Cadogan (the “Cadogan Agreement”) was terminated.  The commencement of the Interim Agreement (the “Cantor Transition”) is considered an “assignment” of the Cadogan Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”).  The terms of the Interim Agreement are not materially different from those of the Cadogan Agreement, except for certain provisions required by Rule 15a-4 under the 1940 Act (see “Summary of Interim Agreement” below).

Pursuant to the Interim Agreement, CFIA will serve as the Fund’s investment adviser for a term not to exceed the earlier of 150 days following the date on which the previous contract terminated or the approval by the Fund’s shareholders of a new advisory contract between the Fund and CFIA.  After expiration of the 150 day period, which will occur on April 30, 2012, CFIA could serve as the Fund’s investment adviser only with approval by the Fund’s shareholders of the Proposed Investment Advisory Agreement, as described under “Required Vote” below.  You are being asked to approve the Proposed Investment Advisory Agreement at this Meeting.

Under the Interim Agreement and the Proposed Investment Advisory Agreement, there is no change from the Cadogan Agreement in the fees paid to the investment adviser.  However, the form and text of the Proposed Investment Advisory Agreement is different than the Interim Agreement and the Cadogan Agreement. Certain terms of the Proposed Investment Advisory Agreement differ from the terms of the Cadogan Agreement.  Such changes include that: (i) CFIA is indemnified for the acts, omissions or transactions entered into by Cadogan, the previous investment adviser; (ii) CFIA may cause the Fund to lend Fund assets, or borrow from banks, or trade on margin; (iii) the Fund may not hire or utilize additional investment advisers without CFIA’s consent; (iv) CFIA is not bound by any supplement or amendment to the Proposed Investment Advisory Agreement, unless CFIA is provided notice; (v) CFIA agrees to cooperate with the preparation of the Fund’s prospectus; (vi) CFIA is obligated to provide copies of the offering memorandum, consultation regarding sales materials, and a grant of intellectual property rights; (vii) to the extent permitted by law, the Fund must request CFIA’s consent in order to change custodians; (viii) the Fund represents that the offering memorandum is accurate in all material respects, that the Fund has the capacity and authority to enter into the Proposed Investment Advisory Agreement, and that the Fund has complied and shall continue to comply with applicable regulation; and (ix) certain confidentiality obligations are imposed on the Fund and CFIA; please also see “Summary of Proposed Investment Advisory Agreement” below.

There are no material changes planned to the portfolio management team currently servicing the Fund under the Interim Agreement.  The Board, including a majority of the independent directors, has determined that these agreements and the appointment of CFIA as the Fund’s investment adviser are in the best interests of the Fund and its shareholders.

If shareholders of the Fund do not approve the Proposed Investment Advisory Agreement, the Board of Directors will consider other alternatives, which may include seeking to renegotiate with CFIA, seeking another investment adviser, or the liquidation of the Fund.

Summary of the Cadogan Agreement

The Cadogan Agreement, which was effective as of March 19, 2010 and terminated as of December 2, 2011, provided that Cadogan was responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for the Fund.  Cadogan made all decisions as to the Fund’s purchases and withdrawals of interests in the underlying portfolio funds.  The Cadogan Agreement was terminable as to the Fund without penalty upon 60 days’ prior written notice by the Board of Directors or by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund, or by Cadogan upon 60 days’ prior written notice.  After its initial two-year term, the Cadogan Agreement would have continued in effect from year to year as long as the continuance was approved annually by the Board of Directors (including a majority of the Independent Directors) by vote cast in person at a meeting called for the purpose of voting on such continuance.  The Cadogan Agreement provided that it terminated automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

The Cadogan Agreement provided that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, Cadogan and any partner, director, officer or employee of Cadogan, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, would not have been liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The Cadogan Agreement also provided for indemnification, to the fullest extent permitted by law, by the Fund, Cadogan or any partner, director, officer or employee of Cadogan, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may have been liable that arose in connection with the performance of services to the Fund, so long as the liability or expense was not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Cadogan Agreement was approved by the Board of Directors at meetings held on September 11, 2009 and October 19, 2009.  For the fiscal period from April 1, 2010 to March 31, 2011, $716,573 in investment advisory fees were paid or accrued to Cadogan.  No performance fee was paid during that period.  Also during this period, no commissions were paid directly by the Fund to any broker affiliated with the Fund or Cadogan, and no fees were paid by the Fund to Cadogan or its affiliates other than for investment advisory services.

Summary of Interim Agreement

The key terms of the Interim Agreement are substantially the same as under the Cadogan Agreement except to the extent required by Rule 15a-4 under the 1940 Act, which provides that a person may act as investment adviser under an interim contract only if certain conditions are met.  In general, an interim investment advisory contract may not have a duration of greater than 150 days following the date on which the previous contract terminated, must be terminable by the fund’s board of directors upon 10 calendar days written notice, and must contain substantially the same other terms and conditions as the previous contract.  The compensation to be received under an interim contract may not be greater than the compensation the investment adviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval.  The Interim Agreement includes these terms.

In approving the Interim Agreement the Board considered CFIA’s qualifications and resources.  The Board considered the level of the advisory fee and the extent to which economies of scale would be realized by CFIA as the Fund grows.  The directors compared the services to be rendered and the amounts to be paid under the Interim Agreement with those provided for under the Cadogan Agreement.  The Board concluded that the form of the Interim Agreement is substantially similar to the Cadogan Agreement (except with respect to duration and notice of termination, escrow of advisory fees, the substitution of CFIA for Cadogan as the Fund’s investment adviser and certain other changes that the Board has deemed to not be material), with which the Board was familiar and which they had previously approved.  In reviewing the Interim Agreement, the Directors considered, among other factors, the impact of replacing Cadogan with CFIA as the Fund’s investment adviser.  A detailed description of the Board’s deliberations in reviewing both the Interim Agreement and Proposed Investment Advisory Agreement is included under “Board Review of Investment Advisory Agreements” below.

Under the terms of the Interim Agreement, the investment advisory fee payable by the Fund to CFIA is computed in the same manner and at the same rate as the investment advisory fee that was paid to Cadogan pursuant to the Cadogan Agreement.  Both fees are calculated as a percentage of the average monthly net assets of the Fund.  Under the Interim Agreement, the Fund pays CFIA a monthly management fee computed at the annual rate of 1.00% of the net asset value of the Fund determined as of the last business day of the month (before repurchases of Shares and the deduction of management fees or performance allocations).

Above and beyond this fee, CFIA is entitled to an incentive fee equal to 5% of the Fund’s total annual profits.  Due to regulations, under the Interim Agreement all fees payable to CFIA as the interim investment adviser are held in an escrow account pending shareholder approval of the Proposed Investment Advisory Agreement.

The Interim Agreement will terminate no later than April 30, 2012, the 150th day following its effectiveness.  If the Proposed Investment Advisory Agreement is not approved by that date, CFIA will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Summary of Proposed Investment Advisory Agreement

The Fund proposes to engage CFIA as the Fund’s investment adviser after termination of the Interim Agreement pursuant to the Proposed Investment Advisory Agreement, a copy of which is attached as Annex A.  Under the Proposed Investment Advisory Agreement, CFIA would discharge its responsibilities subject to the oversight of the Board.

The Board, including a majority of the independent directors, approved the Proposed Investment Advisory Agreement at its December 2, 2011 and March 7, 2012 meetings.  While there is no change in the fee paid to the Fund’s investment adviser, the form and text of the Proposed Investment Advisory Agreement is different than the Interim Agreement and the Cadogan Agreement. Certain terms of the Proposed Investment Advisory Agreement differ from the terms of the Cadogan Agreement.  Such changes include that: (i) CFIA is indemnified for the acts, omissions or transactions entered into by Cadogan, the previous investment adviser; (ii) CFIA may cause the Fund to lend Fund assets, or borrow from banks, or trade on margin; (iii) the Fund may not hire or utilize additional investment advisers without CFIA’s consent; (iv) CFIA is not bound by any supplement or amendment to the Proposed Investment Advisory Agreement, unless CFIA is provided notice; (v) CFIA agrees to cooperate with the preparation of the Fund’s prospectus; (vi) CFIA is obligated to provide copies of the offering memorandum, consultation regarding sales materials, and a grant of intellectual property rights; (vii) to the extent permitted by law, the Fund must request CFIA’s consent in order to change custodians; (viii) the Fund represents that the offering memorandum is accurate in all material respects, that the Fund has the capacity and authority to enter into the Proposed Investment Advisory Agreement, and that the Fund has complied and shall continue to comply with applicable regulation; and (ix) certain confidentiality obligations are imposed on the Fund and CFIA.

If the Proposed Investment Advisory Agreement is approved by shareholders, it is expected that the members of the portfolio management team responsible for the Fund under the Interim Agreement will continue to manage the assets of the Fund in accordance with investment process described below and with the support of other CFIA personnel and resources.  The investment process represents a continuation without interruption of the investment program that had been employed by Cadogan on behalf of the Fund.

The Proposed Investment Advisory Agreement will continue in effect for a period of two years from the date of its effectiveness, unless terminated sooner.  It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually by the Board (including a majority of the directors who are neither “interested persons” of a party to the agreement nor themselves a party to it) by vote cast in person at a meeting called for the purpose of voting on that approval.  The Proposed Investment Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice.

Investment Process

No material changes are planned to the Fund’s investment objectives or investment strategies in connection with the Cantor Transition, and no new material investment risks are anticipated.  The investment objective of the Fund is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles (commonly referred to as “hedge funds”) and discretionary managed accounts (“Managed Accounts” and collectively with such alternative investment vehicles, “Portfolio Funds”) advised by managers considered by the Fund’s investment adviser to be either experienced professionals with demonstrated performance or “rising stars” in their respective fields of specialization (collectively, the “Portfolio Fund Managers”). Past performance of Portfolio Funds advised by Portfolio Fund Managers is not indicative of future performance.  No assurance can be given that this investment objective will be achieved or that the Fund will not lose money.

CFIA anticipates that the investment strategies to be employed by the Portfolio Funds will include investing and trading in both long and short securities positions, and may include investment in securities for which there is no ready market, or very limited liquidity, and may also involve elements of securities arbitrage and hedging, and the use of leverage.  CFIA believes that such an investment program will provide for the Fund investment performance with less volatility and risk than such assets, or these Portfolio Funds and Portfolio Fund Managers, may individually experience.  CFIA seeks to establish a balance among a number of Portfolio Fund Managers.  The portfolio thus should be sufficiently balanced among Portfolio Funds so that no single event will cause irreparable damage to long-term return, and yet provide sufficient exposure to individual Portfolio Funds so that positive performance by any such Portfolio Fund will not be overly dampened.  By employing a variety of Portfolio Fund Managers who have each shown ability or promise in their respective areas, CFIA believes that the Fund can benefit from market trends in any one of these areas and achieve above-average performance over a medium-term investment horizon.

Change of Fund Name

In connection with the Cantor Transition, the Board has changed the Fund’s name to “Cantor Opportunistic Alternatives Fund, LLC”.  This name change became effective as of December 5, 2011.

General Information about CFIA - Executive Officers and Directors

CFIA, a subsidiary of Cantor Fitzgerald, L.P. (“Cantor”), was formed in February 2010 and recently registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  CFIA provides advisory and asset management services and pursues two main investment strategies, a fund of funds strategy and a short-term notes strategy.  CFIA does not act as investment adviser to any other funds registered under the 1940 Act but may do so in the future.

CFIA’s address is 110 E. 59th Street, New York, NY 10022.  Mr. Shawn Matthews is the Chief Executive Officer and President of CFIA.  Mr. James Bond is the Chief Operating Officer of CFIA, and Mr. Gary Distell is the Chief Compliance Officer of CFIA.  Ms. Marlena Kaplan (formerly of Cadogan) is the Chief Financial Officer of CFIA’s Fund Advisory Service Department.  The address for Messrs.  Matthews, Bond and Distell, as well as for Ms. Kaplan, as it relates to his or her duties with CFIA, is the same as that of CFIA.

Cantor directly owns 99% of CFIA’s outstanding voting interest, and owns the remaining 1% indirectly.  Cantor is a prominent capital markets investment bank, recognized for its strengths in the equity and fixed income capital markets, its global distribution model, and for its expanding presence as an independent middle market investment bank serving the marketplace with investment and merchant banking services, prime brokerage, and commercial real estate financing.  The Fund, and the addition to CFIA of certain members of the Cadogan team that had managed the Fund, represents a part of CFIA’s entrance into fund of funds management, and contributes to Cantor’s overall effort to grow its asset management operations.  It is also anticipated that certain other private investment vehicles managed by Cadogan will enter into advisory arrangements with CFIA over the next few months.

No other individuals or entities own, of record or beneficially, more than 10% of CFIA’s outstanding voting interest.  No payments were made by CFIA or Cantor to Cadogan or its principals in connection with the Cantor Transition.  Beginning a few weeks before the termination of the Cadogan Agreement, certain Cadogan personnel had regular use of CFIA office space and facilities.  The majority of such personnel commenced employment with CFIA on December 2, 2011, at which time the Interim Agreement became effective.

In connection with the Cantor Transition and pursuant to this Proxy Statement, the Board is recommending the election of one Director, Mr. Bond (see Proposal 2 below).  Additionally, at a meeting of the Board held on December 2, 2011, Gary Distell was appointed Chief Compliance Officer of the Fund, thereby replacing Lisa Klar in that role, and Marlena Kaplan was appointed Treasurer and Secretary of the Fund, thereby replacing Matthew Jenal in those roles.  A table of the Fund’s current directors and officers is included under Proposal 2 below.

Board Review of Investment Advisory Agreements

In connection with the Cantor Transition, the Board considered the Interim Agreement at an in-person Board meeting held on November 9, 2011, and considered the Proposed Investment Advisory Agreement at in-person Board meetings held on December 2, 2011 and March 7, 20121.  At the November 9, 2011, December 2, 2011 and March 7, 2012 meetings, the Board, in consideration of the Cantor Transition, determined that it was in the best interests of the Fund and its shareholders to appoint CFIA as the Fund’s investment adviser.

1
The Board’s review and approval of the Proposed Investment Advisory Agreement occurred primarily at the December 2, 2011 meeting. At its March 7, 2012 meeting, CFIA requested, and the Board approved, certain clean-up and other modifications to the form of agreement that had been previously approved at the December 2 meeting.

Prior to any voting at these Board meetings, the directors reviewed the relevant investment advisory agreement with Fund counsel and with representatives of Cadogan and CFIA.  The Fund’s directors also discussed the proposed approvals in executive sessions at which no representatives of Cadogan or CFIA were present.

Interim Agreement

•
The Board took note that Cadogan no longer planned to manage the Fund and that Fund management had considered other options, including retaining other investment advisers, seeking another strategic option, or liquidating the Fund.  The Board found the continued operation of the Fund, under the management of CFIA, to be in the best interests of the Fund.

•
The Board considered that the services to be performed under the Interim Agreement would be the same as those currently provided by Cadogan and that at least the same level of expertise and resources was anticipated to be available to the Fund, including through certain senior Cadogan personnel who were joining Cantor as officers, employees or consultants.

•
Based on the information and representations they received from CFIA, the Directors concluded that CFIA and its affiliates have sufficient capitalization.  CFIA also offered assurances that it would commit sufficient assets to reasonably support CFIA’s advisory business with respect to the Fund.  Considering these factors, the Directors were satisfied that CFIA, together with the Cantor organization, had sufficient resources and intent to invest in the business and support the Fund’s operations.

•
The Board considered CFIA’s compliance profile and discussed proposed compliance staffing with CFIA personnel.  The Directors acknowledged statements from CFIA personnel about its commitment to compliance matters and the importance of compliance to a firm’s reputation and therefore to its business success.

•
The Board reviewed comparative expense data relating to peer funds, and found that the Fund’s current expense ratio was competitive with such peer funds.  Personnel of CFIA assured the Board that CFIA was committed to managing the Fund’s expenses and would review expense items carefully to identify possible savings and efficiencies.  The Board noted these points and considered CFIA’s projected profitability under certain Fund asset sizes.

•
The Board considered the proposed advisory fee and incentive fee levels, which were the same as the current fees paid to Cadogan (an advisory fee at an annual rate of 1.0% of the Fund’s net asset value and an incentive fee equal to 5% of the Fund’s total annual profits), and found this fee to be fair and reasonable.  In reaching its conclusion, the Board relied upon management’s analysis as to the fee’s competitiveness and referred also to market data included with the materials circulated for the meeting.

•
The Board noted that if the Fund’s assets increase over time, it was possible that the margins realized by the adviser would expand to the point that it would be appropriate to renegotiate fee terms so that shareholders participate in economies of scale.  As such, the directors agreed to review the basis for the fee arrangements over time to consider whether economies of scale in the operation of the business should be shared between management and Fund shareholders.

•
The Board considered statements from management that a significant component of the business plan for the Fund going forward would be to expand its sales, with a goal to growing the Fund.  The Board noted that such increased distribution efforts could benefit Fund shareholders by maintaining the Fund’s viability over time and potentially reducing the expense ratio.

•
The Board noted that, in the event that shareholders do not approve the Proposed Investment Advisory Agreement, the Board would consider other alternatives, including seeking to renegotiate with CFIA, seeking another investment adviser, or the possible liquidation of the Fund.

Proposed Investment Advisory Agreement

•
The Board noted that many of the factors discussed with respect to its review of the Interim Agreement are also applicable to consideration of the Proposed Investment Advisory Agreement.  In particular, the Board noted that the fee structure of the Fund would not change, and that many senior personnel that had responsibility for management of the Fund under the Cadogan Agreement have now transitioned to employment with CFIA.

•
In agreeing to the different form and text of the Proposed Investment Advisory Agreement, the Board considered the entrepreneurial risk that CFIA was taking with respect to the Fund.  The Board acknowledged that CFIA was devoting attention and resources to the Fund with the expectation that any material profitability to CFIA from the Fund would require a significant increase in the Fund’s assets.

•
The Board discussed the Fund’s fee structure with CFIA and, after considering whether alternative arrangements may be appropriate in light of various considerations (such as CFIA’s anticipated profitability, economic conditions, marketability, and competitiveness), approved the existing fee structure.

•
The Board interviewed and approved Mr. Gary Distell as the Fund’s new Chief Compliance Officer, and concluded that Mr. Distell appeared to have an adequate level of experience for the position.  The Board favorably acknowledged Mr. Distell’s statements with respect to the level of resources CFIA intends to devote to the Fund’s compliance function.

•
The Board acknowledged Mr. Bond’s statements that the Cantor organization intends to make efforts to grow the Fund’s assets, and concluded that Mr. Bond’s qualifications and commitment as an additional interested director of the Fund.

•
The Board considered the terms of the Proposed Investment Advisory Agreement that differ materially from either the Interim Agreement or the Cadogan Agreement and found such terms to be reasonable and acceptable.  In particular, the Board found it appropriate that, in consideration of the change in the Fund’s investment adviser, CFIA not have liability and be indemnified by the Fund with respect to acts or omissions of Cadogan or Fund agreements or transactions entered into by Cadogan.

Based upon its review, the Board concluded that the terms of the Interim Agreement and Proposed Investment Advisory Agreement were fair and reasonable and that the appointment of CFIA as the Fund’s investment adviser pursuant to these agreements, and the proposal that shareholders approve the Proposed Investment Advisory Agreement, are in the best interests of the Fund.

Required Vote

Approval of the Proposed Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Proposed Investment Advisory Agreement was approved by the Board, including a majority of the directors who are not parties to the Proposed Investment Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on December 2, 2011 and March 7, 2012.

The Board unanimously recommends that you vote FOR the approval of the Proposed Investment Advisory Agreement between the Fund and CFIA.

Section 15(f) of the 1940 Act

The safe harbor of Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an advisory agreement, provided that certain conditions are satisfied.

The Cantor Transition did not involve the sale of Cadogan’s business as the investment adviser to the Fund, and no payments were made by CFIA or Cantor to Cadogan or its principals in connection with the Cantor Transition.  Beginning a few weeks before the termination of the Cadogan Agreement, certain Cadogan personnel had regular use of CFIA office space and facilities; the majority of such personnel commenced employment with CFIA on December 2, 2011, at which time the Interim Agreement became effective.  The Cantor Transition thus did not constitute a “sale” for the purpose of Section 15(f) of the 1940 Act.

PROPOSAL 2 – ELECTION OF INDEPENDENT DIRECTOR

The Board is proposing that the shareholders approve the election of Mr. James M. Bond as a director.  The Board appointed Mr. Bond as a director of the Fund at its December 2, 2011 meeting to fill a Board vacancy.  At the same meeting, the Board also appointed Mr. Bond as the new Chair of the Board, thereby replacing Mr. Jenal in that role.  Mr. Bond, by virtue of his employment at Cantor Fitzgerald & Co. (“CFC”), an affiliate of Cantor and CFIA, is deemed an interested director under the 1940 Act.  Currently, the Board is composed of five directors, three of whom are independent directors.  The independent directors are Steven Krull, Paul McNamara and Donald B. Romans.  The interested directors are Matthew Jenal and Mr. Bond.  Each director has served since the formation of the Fund in August 2006, except for Mr. McNamara who has served since March 2010 and Mr. Bond who has served since December 2011.  Pursuant to the Fund’s LLC Agreement, each director shall serve on the Board for the duration of the term of the Fund, subject to any limitation the Board itself may establish or subject to the termination of the of a director’s status as a director as set forth in the LLC Agreement.  Because Mr. Jenal is not affiliated with Cantor or CFIA as an employee or advisor and no such affiliation is anticipated, it is expected that Mr. Jenal may eventually meet the statutory requirements under the 1940 Act for independent director status.  Mr. Bond has consented to be named in this Proxy Statement and to serve as a director of the Fund.

Mr. Bond is a Senior Managing Director and Chief Operating Officer of CFC’s Debt Capital Markets and Asset Management divisions.  Mr. Bond has played an integral role in building CFC’s fixed income sales and trading platform within the division.  He has also been instrumental in restructuring the firm’s equity financing business.  Additionally, Mr. Bond is the Chief Operating Officer of CFIA.  Prior to joining Cantor Fitzgerald in 2003, Mr. Bond was a founding partner of Ellis Island Partners, LLC, a long/short international equity hedge fund.  He was responsible for trading all of the firm’s positions and running the day-to-day operations of the group.  He has held senior positions at Goldrock Capital Management, Merrill Lynch Investment Managers and Chase Asset Management.  Mr. Bond holds a BS in Finance and Economics from Boston College.

Certain information concerning the Fund’s directors and officers is set forth below.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships and Trusteeships Held During the Last Five Years
Interested Director Standing For Election By Shareholders
James M. Bond (1970) 110 E. 59th Street, New York, NY 10022	Director	December 2011 to Present	Senior Managing Director and Chief Operating Officer, Cantor Fitzgerald & Co. (Debt Capital Markets and Asset Management)(3); Chief Operating Officer, Cantor Fitzgerald Investment Advisors, L.P.	One	None

Independent Directors
Steven Krull (born 1957) 110 E. 59th Street, New York, NY 10022	Director	August 2006 to present	Professor of Finance at Hofstra University; Business Consultant.	One	Director, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC; Director, SkyBridge GII Fund, LLC
Paul McNamara (born 1948) 110 E. 59th Street, New York, NY 10022	Director	March 2010 to present	Partner, Institutional Investment Services Group, Lord, Abbett & Co. LLC (retired September 2009)	One	Trustee, USAA Mutual Funds Trust (48 portfolios)
Donald B. Romans (born 1931) 110 E. 59th Street, New York, NY 10022	Director	August 2006 to present.	President, Romans & Company (private investment, financial consulting).	One	None
Interested Director(1)
Matthew Jenal (Born 1956) 110 E. 59th Street, New York, NY 10022	Director	August 2006 to present	Formerly Treasurer and Secretary of the Fund, formerly Senior Advisor, Cadogan Management, LLC, formerly Chief Financial Officer, Cadogan Management, LLC	One	None

Officers
John Trammell (born 1957) 110 E. 59th Street, New York, NY 10022	President	May 2010 to Present
From December 2011 to Present, Co-Head, Fund Advisory Service Department, Cantor Fitzgerald Investment Advisors, L.P., from 2009 to December 2011, Chief Executive Officer, Cadogan Management, LLC, from 2007 to 2009, President, Cadogan Management, LLC, from 2000 to 2007, Chief Executive Officer of Investor Select Advisors
			N/A	N/A
Gary Distell (born 1963) 110 E. 59th Street, New York, NY 10022	Chief Compliance Officer	December 2011 to Present
From February 2010 to Present, Chief Compliance Officer for the Americas and Head Broker-Dealer Regulatory and Compliance Attorney, Cantor Fitzgerald, L.P. and affiliates(3), from July 2008 until January 2010, Partner, Katten Muchin Rosenman LLP, from December 1996 until June 2008, Senior Managing Director, Bear, Stearns & Co. Inc.
			N/A	N/A
Marlena Kaplan (born 1972) 110 E. 59th Street, New York, NY 10022	Treasurer and Secretary	December 2011 to Present
From December 2011 to Present, Chief Financial Officer, Fund Advisory Service Department, Cantor Fitzgerald Investment Advisors, L.P., from November 2007 to December 2009, Senior Controller, Cadogan Management, LLC, from January 2010 to December 2011, Chief Financial Officer, Cadogan Management, LLC, from May 2006 until May 2011, Controller and Vice President of Operations at Onex Capital Management, LP
			N/A	N/A

(1)  Mr. Jenal is an interested director because he was an officer of the Fund until December 2011 and was also formerly an officer of Cadogan.
(2) Term of office of each director is indefinite.
(3) Cantor Fitzgerald & Co. and Cantor Fitzgerald, L.P. are each an affiliate of CFIA.

Board Organization and Committees

The organization of the Fund’s Board reflects the judgment of the directors that it is in the interests of the Fund and its shareholders to have a representative of the Fund’s investment adviser, who is familiar with the day-to-day operations of the Fund, preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” director both at meetings and in overseeing the business of the Fund between meetings.  The Fund’s directors believe that the fact that the Board’s Chair is not independent does not unduly limit the role of the independent directors, including because the overall small size of the Board assures significant participation by every Board member and because a majority of the Board is comprised of independent directors.2  For similar reasons, no separate role for a “lead” independent director has been judged necessary by the Board.

It is also the judgment of the Fund’s directors that there are efficiencies in having working committees responsible for specific aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of the independent directors, such as the nominating and compensation committee and audit committee.

In reaching these judgments, the Fund’s directors considered the Board’s working experience and committee structures, legal requirements under applicable law, including the 1940 Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of underlying investment programs, and the relationship between the Fund and its principal service providers.  The Board may consider different leadership structures in the future and make changes to these arrangements over time.

The Fund has a separately designated audit committee established in accordance with Section 3(a)(58) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”) and is comprised of Mr. Krull, Mr. Romans and Mr. McNamara. The functions of the audit committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the audit committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Fund’s investment adviser and, in certain cases, other affiliates of the Fund. During the most recent fiscal year, the audit committee held two meetings.

2
Additionally, although the Fund does not currently consider Mr. Matthew Jenal to be an “independent director” by reason of his prior affiliation with Cadogan, the Fund’s previous adviser, Mr. Jenal has no affiliation with CFIA.

The Fund has a standing nominating and compensation committee, and is comprised of Mr. Krull, Mr. Romans and Mr. McNamara.  The functions of the nominating and compensation committee are:  (1) to select and nominate to the Board each independent director and (2) to recommend to the Board any appropriate changes in compensation for each independent director.  No independent director will be elected by the Board unless nominated by the nominating and compensation committee.  The nominating and compensation committee does not consider proposals from shareholders in connection with proxy solicitations, and the nominating and compensation committee’s charter does not contain any procedures by which shareholders may recommend nominees to the Board.  During the most recent fiscal year, the nominating and compensation committee held no separate meetings.

The Fund has a standing valuation committee, currently composed of all of the Fund’s directors, whose function, subject to the oversight of the Board, is to review the Fund’s valuation methodologies, valuation determinations and any relevant information provided to the valuation committee by the Fund’s investment adviser.  The valuation committee will act in accordance with the Fund’s valuation procedures.  During the most recent fiscal year, the valuation committee held no separate meetings.

Director Qualifications

All Directors are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like.  All Directors also are expected to meet the necessary time commitments for service on the Board.  The Board then generally views each Director appointment or nomination in the context of the Board’s overall composition and considers each Director’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.  With respect to the qualifications and contributions of particular Directors, the Board has considered the following (this listing provides a useful overview, but is not exclusive and only highlights selected factors considered):

Mr. Jenal:

Although Mr. Jenal is no longer associated with Cadogan, and association with Cantor or CFIA is not anticipated, the Board has acknowledged Mr. Jenal’s lengthy prior leadership experience with the Cadogan.  It has noted that his former roles as Chief Financial Officer and Chief Compliance Officer, and later as Senior Advisor, provide him with important experience in financial and compliance matters relating to the investment management business and, specifically, fund of funds investing.  The Board took account of his broad professional experience in finance, accounting, compliance and operations positions with onshore and offshore hedge fund managers.  With respect to the Fund, the Board found that his former role as the Fund’s Chair, Treasurer and Secretary and his current service on the Valuation Committee demonstrate his knowledge about the Fund and his dedication to Fund-related matters.

Mr. Romans:

The Board has acknowledged Mr. Romans’ broad professional experience in the investment industry, including his leadership of a private including investment and financial consulting business.  The Board noted the finance-related experience that supports his designation as the Board’s “Audit Committee Financial Expert” in accordance with Sarbanes-Oxley Act rules.  The Board further noted his service on the Audit Committee, Nominating and Compensation Committee and Valuation Committee, and their confidence in his role as service as Chair of the Audit Committee, as demonstrating his appropriate level of involvement with Fund matters.

Mr. Krull:

The Board has acknowledged Mr. Krull’s broad professional and academic experience with respect to the investment industry.  In this regard, it noted favorably his qualifications as a university professor, the knowledge he has gained as a business consultant, and his familiarity with other registered funds of hedge funds.  With respect to such familiarity, the board noted his service on the board of two other registered investment companies with investment strategies similar to that of the Fund.  The Board further noted his service on the Audit Committee, Nominating and Compensation Committee and Valuation Committee, and their confidence in his role as service as Chair of the Nominating and Compensation Committee, as demonstrating his appropriate level of involvement with Fund matters.

Mr. McNamara:

The Board has acknowledged Mr. McNamara’s broad professional experience in the financial services industry, including extensive work with institutional and retail mutual fund markets.  In this regard, the Board noted his extensive prior experience with Lord, Abbett & Co. LLC.  It also noted the familiarity with the Fund that he has acquired through his service on the Audit Committee, Nominating and Compensation Committee and Valuation Committee.

Mr. Bond:

The Board has acknowledged Mr. Bond’s lengthy experience with CFC.  The Board has noted that his roles as Senior Managing Director and Chief Operating Officer of the Debt Capital Markets and Asset Management Divisions of CFC, as well as his role as Chief Operating Officer of CFIA, provide him with important experience in financial and compliance matters relating to the investment management business.  The Board further noted that his current service on the Valuation Committee and as the Board’s Chair demonstrates an appropriate level of involvement with Fund matters.

Each Independent Director also was nominated based in part on his status as a person who is not an “interested person” of the Trust as defined in the 1940 Act.  Descriptions of Director experience should not be taken to suggest that any Director is an expert in a particular subject.

Compensation of Directors

The following table (which does not include Mr. Bond because he was not appointed as a Director until December 2011) sets forth certain information with respect to the compensation of each director for the fiscal year ended March 31, 2011.  Beginning with the December 2, 2011 Board Meeting, Mr. Jenal receives a per meeting fee as compensation for his services as Director.  Mr. Bond will not be paid any compensation by the Fund for his services as Director.  The Fund does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from the Fund.

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation From Fund and Complex Paid to Directors
Steven Krull	$21,000	$21,000
Paul McNamara	$21,000	$21,000
Donald B. Romans	$21,000	$21,000
Matthew Jenal	None	None

Required Vote

The nominee for a director position receiving a plurality of the votes cast at the Meeting shall be elected.

The Board unanimously recommends that you vote FOR the election of Mr. James M. Bond as a Director.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting.  However, if any other matters come before the Meeting, it is intended that the persons named in the form of proxy, or their substitutes, will vote the proxy in accordance with their judgment on such matters.  The persons named in the form of proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.  Under the current LLC Agreement of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act.  It is therefore unlikely that shareholder meetings will be held on an annual basis.  A shareholder proposal intended to be presented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made.  Otherwise, the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting.  There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement.  Shareholder proposals are subject to certain regulations under Federal law.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

The Fund’s Board of Directors currently consists of five directors – Steven Krull, Donald B. Romans, Paul McNamara, Matthew Jenal and James M. Bond.  As of April 2, 2012, Mr. Jenal owns 509.363 shares of the Fund, and Mr. Krull, Mr. Romans, Mr. McNamara and Mr. Bond do not own any shares of the Fund.  None of the directors own equity securities issued by other registered investment companies sponsored by CFIA.  As of the date of this Proxy Statement, the directors and officers, as a group, owned an aggregate of less than 1% of the outstanding shares of the Fund.

As of April 2, 2012,  none of Mr. Jenal or the non-interested directors or their immediate family members owned any shares of CFIA or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with CFIA.  Mr. Bond owns an equity interest in Cantor Fitzgerald, LP, of which CFIA is a subsidiary.

Principal Holders

As of April 2, 2012, Landrum Human Resources Companies beneficially owns 5.28% of the outstanding shares of the Fund. The address of Landrum Human Resources Companies is 6723 Plantation Road, Pensacola, Florida, 32504-6357. Though certain intermediaries have record ownership, for the benefit of various accounts, of more than 5% of the outstanding shares of the Fund as of April 2, 2012, no other persons are known by the Fund to beneficially own more than 5% of the outstanding shares of the Fund as of April 2, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and the rules under Section 16 of the Exchange Act require the Fund’s directors, officers, members of any advisory board, investment adviser and other affiliated persons, as well as holders of more than ten percent of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that during the past fiscal year all filing requirements applicable to such persons were met.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of CFIA and/or its affiliates, or U.S. Bancorp Fund Services, LLC, the Fund’s administrator, may solicit proxies in person or by telephone.  All costs and expenses incurred in connection with the solicitation of proxies will be borne by the Fund.

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling (212) 915-1819.  If CFIA has not received your vote, a representative of CFIA may call you to answer your proxy related questions and to encourage you to vote.  When calling, the CFIA representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail.  If the information you provide matches the information on file, then the representative will offer to explain the process.  The representative is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.  Any proxy given by a shareholder, whether in writing, by telephone or over the internet, is revocable.  For telephone voting, the representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, a letter will be sent to confirm the shareholder’s vote and asking the shareholder to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

By order of the Board of Directors

-----------------

It is important that proxies be returned promptly.  All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of proxy in the enclosed return envelope, which requires no postage if mailed in the United States.  A proxy is not required for admission to the Meeting.

ANNEX A

PROPOSED INVESTMENT ADVISORY AGREEMENT

[BEGINNING NEXT PAGE]

Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT (including all schedules, appendices and exhibits hereto, this “Agreement”) is made as of [_____ __], 2012, by and between Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (the “Adviser”), and Cantor Opportunistic Alternatives Fund, LLC (f/k/a Cadogan Opportunistic Alternatives Fund, LLC), a Delaware limited liability company (the “Company”).

W I T N E S S E T H :

WHEREAS, the Company retained the Adviser to provide interim investment advisory services pursuant to an investment advisory agreement, dated the 2nd day of December, 2011 (the “Interim Agreement”), in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser desires to be retained to perform investment advisory services for the Company in the manner and on the terms and conditions set forth herein;

WHEREAS, the Company’s Board of Directors (the “Directors” and any one of them, a “Director”), including a majority of the Directors who are not interested persons of the Company and a majority of the outstanding voting securities of the Company have approved this Agreement; and

WHEREAS,  pursuant to the terms of Section 11(b) thereof, the Interim Agreement, in accordance with Section 15 of the Investment Company Act, shall automatically terminate upon the Company’s entry into this Agreement.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	Appointment and Duties of the Adviser.

(a)           The Company hereby appoints the Adviser as the limited attorney-in-fact of the Company to serve as its investment adviser, subject to the supervision and control of the Directors, to manage the investment program of the Company as hereinafter set forth.  This limited power-of-attorney is a continuing power and shall continue in effect with respect to the Adviser until terminated pursuant to the terms of this Agreement.

(b)           The Adviser shall be the exclusive investment adviser retained by the Company with respect to the Assets (as defined below) and, specifically, shall exercise its discretion with respect to the Assets upon the terms and conditions, and for the purposes, set forth in this Agreement, and shall have sole authority and responsibility for directing the investment and reinvestment of the Assets at such times, in such amounts and at such prices as the Adviser shall determine for the term of this Agreement pursuant to and in accordance with this Agreement.  Without limiting the generality of the foregoing, the Adviser shall obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder, including: (a) to invest and reinvest the Assets of the Company in any one or more portfolio funds (each a “Portfolio Fund”); (b) to withdraw capital of the Company from Portfolio Funds; and (c) to take such further action as the Adviser shall deem necessary or appropriate for the management of the Company.  Except as provided for herein, the Company shall not have any authority to retain any additional investment managers or any sub-advisers to manage the investment and reinvestment of the Assets or to substitute the Adviser in such capacities without the prior written consent of the Adviser.

(c)           Assets.  The “Assets” shall consist of: (i) all cash and other assets of the Company as the Company may place under the supervision of the Adviser from time to time; plus (ii) all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all distributions reinvested by the Company and the interest on such investments, and all appreciation thereof and additions thereto, less depreciation thereof and withdrawals therefrom.

2.	Policies.

(a)           Without limiting the generality of Section 1, the Adviser shall, from time to time, provide to or on behalf of the Company, the following services and conduct the following activities:

(1)           obtaining and evaluating such information and advice relating to securities, securities markets and the economy as it deems necessary or useful to discharge its duties hereunder;

(2)           continuously managing the Assets in a manner consistent with the terms of this Agreement;

(3)           determining the securities to be purchased, sold or otherwise disposed of by the Company and the timing of such purchases, sales and dispositions;

(4)           taking such further action in connection with the Company’s investment activities (subject to Section 2(b)) without obligation to give prior notice to the Directors, including the placing of purchase and sale orders on behalf of the Company, as it shall deem necessary or appropriate; and

(5)           cooperating with the Company’s Chief Compliance Officer (the “CCO”) in respect of the CCO’s initial and periodic reviews of those aspects of the Adviser’s compliance program relevant to the Company and provide prompt reporting to the CCO of material compliance matters relevant thereto (as the same are defined for purposes of Rule 38a-1 under the Investment Company Act).

(b)           The services provided and the conduct and activities engaged in by the Adviser hereunder shall be subject to:

(1)           applicable laws and regulations; and

(2)           the Registration Statement of the Company and such policies, investment and trading restrictions and risk management techniques as may be adopted by the Directors from time to time (the “Investment Policies”).

Notwithstanding the foregoing, the Adviser shall not be bound by any amendment, supplement or revision to any of the documents and policies referenced in this Section 2, unless and until it has been given notice thereof in accordance with Section 18 hereof.

(c)           The Adviser will submit such periodic reports to the Directors regarding the Adviser’s activities hereunder (including, without limitation, reports concerning the Adviser’s investment and trading activities for the Company, including any reports set forth in the Company’s Registration Statement and other offering or promotional materials (the “Offering Materials”) or required by law) as the Directors reasonably may request.

3.           Authority of the Adviser.  Subject to Section 2, the Adviser is authorized, on behalf of the Company, to:

(a)           trade, invest, re-invest and otherwise manage the Assets, both directly and indirectly, and determine the value of the Assets, all in accordance with the Investment Policies, and to enter into any agreement and to do any and all acts and things for the preservation, protection, improvement and enhancement in the value of the Assets in accordance with the Investment Policies;

(b)           possess, purchase, sell, transfer, mortgage, pledge or otherwise deal in, and to exercise all rights, powers, privileges and other incidents of ownership or possession (including, but not limited to, power to vote all proxies) with respect to the Assets in accordance with the Investment Policies;

(c)           lend any of the Assets, as appropriate, in accordance with the Investment Policies;

(d)           trade on margin, borrow from banks, brokers or other institutions and pledge the Assets in connection therewith in accordance with the Investment Policies;

(e)           engage sub-advisers and personnel, including affiliates of the Adviser, whether part-time or full-time, and attorneys, independent accountants or such other persons as the Adviser may deem necessary or advisable, subject to the approval of the  Directors and shareholders of the Company, as applicable, and negotiate and execute agreements with any such persons, in each case subject to the approval of the Directors;

(f)           make all decisions relating to the manner, method and timing of investment transactions in accordance with the Investment Policies;

(g)           combine purchase or sale orders on behalf of  the Company with any other accounts to whom or to which the Adviser provides investment advisory services or accounts of affiliates of the Adviser (“Other Accounts”) and allocate equitably the assets so purchased or sold, among such accounts;

(h)           with respect to any bank at which the Company maintains an account, in furtherance of the legitimate business of the Company, issue orders and directions relating to the disposition and application of the Assets that are, from time to time, held by such bank;

(i)           open, maintain, conduct and close accounts in the name and on behalf of the Company, including margin accounts, with any broker, dealer or investment concern, to issue orders and directions to any broker, dealer or investment concern at which the Company maintains an account with respect to the disposition and application of the Assets from time to time held by such broker, dealer or investment concern (including for the execution, clearance or settlement of any transactions on behalf of the Company) on such terms as the Adviser considers appropriate, in each case in furtherance of the legitimate business of the Company;

(j)           agree to such commissions, fees and other charges on behalf of the Company as the Adviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Company and the cost of such services does not represent the lowest cost available); and

(k)           facilitate and assist the Company with any necessary regulatory filings and audits.

Notwithstanding the foregoing, the Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law.  The Adviser may use, subject to such procedures as may be adopted by the Directors, affiliates of the Adviser as brokers to effect securities transactions for the Company, and the Company may pay such commissions to such brokers in such amounts as are permissible under applicable law.

4.	Indemnification.

(a)           To the fullest extent permitted by law, the Company shall indemnify the Adviser, or any partner, director, officer, employee or agent of the Adviser and any of their Affiliates (each an “Indemnified Person”) against any and all costs, expenses, losses, claims, damages or liabilities, joint or several, including, without limitation, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable fees and disbursements of counsel, accountants or other professionals incurred in connection with the investigation, defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such Indemnified Person may be or may have been involved as a party or otherwise, or with which such Indemnified Person may be or may have been threatened, resulting in any way from: (i) Prior Actions and Agreements (as defined below); or (ii) the performance or non-performance of any Indemnified Person’s duties in respect of the Company), except to the extent that any such cost, loss, claim, damage, liability or expense shall have been finally determined in a decision on the merits from which there is no further right to appeal in any such action, suit, investigation or other proceeding to have been incurred or suffered by such Indemnified Person by reason of bad faith or gross negligence  in the performance or non-performance of its duties under this Agreement (“Disabling Conduct”).  The Company shall, from time to time, advance to an Indemnified Person (to the extent the Company has funds available and without incurring borrowing expenses for such purpose) reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance.  The Adviser agrees, and each other Indemnified Person shall agree as a condition of any such advance, to reimburse the Company for such advance if it is ultimately determined, as provided in this paragraph, that the Indemnified Person was not entitled to indemnification under this Section 4.

(b)           Notwithstanding anything to the contrary set forth above, the provisions of this Section 4 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under the federal securities laws) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law.  The provisions of this Section 4, however, shall be construed to effectuate its purpose to the fullest extent permitted by law.

5.	Standard of Care and Liabilities.

(a)           The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Company or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

(b)           The Adviser shall perform its duties under this Agreement using its best judgment and efforts.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement, neither the Adviser nor any of the Indemnified Persons, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the “Affiliates”), shall be liable to the Company for any error of judgment, mistake of law, or any act or omission by any such person relating to the services to be provided hereunder. Neither the Adviser nor any of its Affiliates shall be responsible for or liable to the Company or any shareholder thereof for any losses or liabilities arising from (i) any acts or omissions to act of, or any non-compliance with the Company's investment policies, Offering Materials or other governing documents by, Cadogan Management, LLC, a Delaware limited liability company (the “Previous Adviser”) or the Company prior to the date of this Agreement or (ii) any agreement or portfolio transaction that was entered into by the Previous Adviser or the Company prior to the date of this Agreement that violates or requires the Adviser to violate the Company’s investment policies, Offering Materials or other governing documents ((i) and (ii) collectively, “Prior Actions and Agreements”).

6.	Obligations of the Adviser.

(a)           Cooperation, Disclosures and Reports.  The Adviser agrees to cooperate in connection with the preparation of any updates to the Company’s Offering Materials, any agreements incidental thereto, any periodic reports of the Company, and all supplements and amendments to the foregoing.  The Adviser shall make all disclosures regarding itself and its principals, trading performance and the Investment Policies, as may be required, in the reasonable judgment of the Company, to be made in the Offering Materials, periodic reports of the Company, and all supplements and amendments thereto.  The Adviser shall also prepare and deliver to the Directors such reports as required under Section 2(c).

(b)           Other Account Management.  Subject to applicable law (including Rule 17j-1 under the Investment Company Act), the Adviser, as well as the other Affiliates, shall be free to manage and trade accounts for other investors, as well as itself and themselves, during the term of this Agreement and to use the same information and investment strategies used in the performance of services for the Company for such other accounts and shall not by reason of such engagement of other businesses or rendering of services for others be deemed to be acting in conflict with the interests of the Company.  Furthermore, nothing in this Agreement shall limit or restrict the right of the Adviser or any of its Affiliates to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

(c)           Access to Information.  At the request of the Company, the Adviser shall give to the Company’s auditors reasonable access to documents pertaining to the activities of the Company during customary business hours and shall permit such auditors to make copies thereof or extracts therefrom at the expense of the requesting party.

7.	Obligations of the Company.

(a)           Offering Materials and Governing Documents.  The Company shall consult with the Adviser regarding the preparation of amendments and supplements to the Offering Materials and will provide the Adviser with copies of the Offering Materials and organizational documents of the Company (together with the Offering Materials, “Governing Documents”).  No amendment or modification to any Governing Documents that affects the rights and obligations of the Adviser hereunder, or that alters the description of the Adviser or that impacts the Investment Policies or the Adviser’s discretion hereunder or its relationship with, or responsibilities to, the Company, may be made without the written consent of the Adviser, such consent not to be unreasonably withheld.  Notwithstanding the foregoing, the Company may amend or modify any Governing Document without the consent of the Adviser if required by applicable law or regulation; provided that any amendments or modifications regarding the Adviser, the Investment Policies or the Adviser’s duties hereunder shall be subject to the review and approval of the Adviser.

(b)           Sales Literature and Reports.  The Company will consult (or cause its representatives to consult) with the Adviser with respect to the preparation of sales literature, other promotional materials and reports.  No sales literature, promotional materials or reports to investors describing the Adviser, its trading strategies, personnel, or performance (other than the performance of the Company or any Portfolio Fund) will be distributed by the Company or its Affiliates without the prior written approval of the Adviser.

(c)           Transaction Confirmations and Reports.  The Company shall, from time to time, furnish or otherwise make available to the Adviser copies of all transaction confirmations, equity runs, and trading statements relating to the Assets, as well as any other reports which the Adviser may request in connection with the performance of its duties hereunder.  The Adviser shall maintain records of all open and closed positions taken on behalf of the Company and shall monitor all open positions.  The Company shall furnish the Adviser with a copy of all reports sent to its investors.  Upon request, the Company shall provide the Adviser with accurate information with respect to the then-current net asset value of the Company, as well as such other information as the Adviser may reasonably request including, but not limited to, access to the registry and/or other books and records of the Company, proxy statements, policies and procedures and other records of and information relating to the business and affairs of the Company (including, in each case and for the avoidance of doubt, any such materials or information pertaining to any period preceding the date of this Agreement).  Such information provided to the Adviser may be disclosed by the Adviser to such persons and authorities, for the purpose of satisfying its business obligations hereunder, fiduciary, reporting, filing or other obligations hereunder, or if the Company is requested to disclose such information by regulatory officials, or required by judicial process or regulatory action.

(d)           Authorized Persons.  At the request of the Adviser, the Company hereby agrees to provide to the Adviser a list of all officers, employees or agents of the Company who are authorized to take action with respect to the Company or the Assets.

(e)           Custodial and Other Arrangements.  The Company shall, from time to time, inform the Adviser as to the custodian and sub-custodian of the Company, each broker with whom an account is opened by the Company, the Administrator(s) and any other service providers of the Company.  By entering into this Agreement, the Company hereby directs each custodian and sub-custodian of the Company and each broker with whom an account is opened by the Company to honor and execute trading instructions of the Adviser to the same extent and effect as if the Company had issued such instructions itself. The Company shall, from time to time, direct these custodians, sub-custodians and the Administrator(s) of the Company to provide the Adviser with such periodic reports concerning the status of the Company and the Assets as the Adviser may reasonably request from time to time.  The Company may not retain or appoint additional or replacement custodian(s), sub-custodians, brokers, Administrators or other service providers without giving the Adviser reasonable prior notice of its intention to do so, together with the name and other relevant information with respect to the replacement or additional entities or providers.

The Company agrees to execute and deliver to each such custodian, sub-custodian and broker such powers-of-attorney and other or additional authorizations as may be requested by such custodian, sub-custodian or broker in order to more fully establish and effectuate the discretionary authority granted to the Adviser hereby.  However, nothing herein or in any authority or power-of-attorney shall authorize the Adviser at any time to take custody itself or direct to others the custody or control of any Assets, it being expressly understood that such custody and control shall remain at all times with the custodian(s) and sub-custodian(s) of the Company as appointed by the Company and/or the Directors, from time to time.  The discretionary investment authority granted hereby and any authorization or power-of-attorney executed by the Company and delivered to any custodian, sub-custodian or broker pursuant hereto may be fully relied upon by such custodian, sub-custodian or broker until it receives notice from the Company of the termination thereof.  The Company shall be responsible for the payment of any and all commissions, custodian or other charges, and the Adviser shall have no responsibility therefor.

(f)           Confidential Information.  The Company acknowledges and agrees that during the course of the Adviser’s associations with the Company, the Company may receive and have access to certain information, data, notes, analyses, records and materials of the Adviser, including, without limitation, information concerning the business affairs, portfolios and investment strategies of the Adviser, or its clients, the Adviser’s research, systems used by the Adviser or provided to clients for the purposes of trading, portfolio evaluation and monitoring, pricing and valuing securities and other financial products, and accounting back-office functions (the “Confidential Information”).  The Company shall not disclose, copy or permit the disclosure of the Confidential Information to third parties, including without limitation to its investors, without the Adviser’s prior written consent, except as required by law, a court of competent jurisdiction or any self-regulatory organization.  Immediately upon termination of this Agreement, the Company promptly shall return to the Adviser any and all Confidential Information, including all copies and reproductions thereof, in the Company’s possession and control or in the possession or control of any employee or agent of the Company.

For the purpose of this Section 7(f), the parties hereby submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York and the parties agree that the foregoing submission to such jurisdiction does not subject them to any inconvenience.  The parties agree that money damages would be an inadequate remedy for a breach of this Section 7(f) and in the event of a breach or threatened breach of this Section 7(f) by the Company, the Adviser or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, such provisions, without posting a bond or other security.

(g)           Access to Information.  At the request of the Adviser, the Company shall give to the Adviser’s auditors reasonable access to documents pertaining to the activities of the Company during customary business hours and shall permit such auditors to make copies thereof or extracts therefrom at the expense of the requesting party.

8.             Independent Contractor.  For all purposes of this Agreement, the Adviser shall be an independent contractor and not an agent, employee, partner or joint venturer of the Company, and shall, unless otherwise expressly authorized, have no authority to act for or to represent the Company in any way.  Nothing in this Agreement shall be construed as making the Company an employee, agent, partner or joint venturer with the Adviser or any of its affiliates.

9.             Transaction Services.  All transactions for the benefit of the Company shall be effected by the Adviser through such entities or persons as the Company may direct from time to time.

10.	Adviser Compensation.

(a)           As compensation for its performance of the services and duties contemplated in the Agreement, the Company shall pay the Adviser out of the Assets a fixed investment management fee. Such fixed investment management fee shall be an annual fixed rate, excluding taxes, expressed as a percentage of the Net Asset Value (as defined in Appendix I hereto) of the Company, as set out in Appendix I to the Agreement, provided that the said fee shall not exceed the maximum fee incurred annually by the Company as provided for in the Offering Materials. The conditions under which the fixed investment management fee is to be paid to the Adviser pursuant to this Agreement are also provided for in Appendix I hereto.

(b)            In addition, the Company shall pay the Adviser out of the Assets a performance fee, as set out in Appendix I to this Agreement and in the Offering Materials.

11.	Expenses.

(a)           The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to render the services to be provided hereunder.

(b)            The Company shall assume and pay or cause to be paid all expenses of the Company not expressly assumed by the Adviser under this Agreement, including, without limitation: fees paid directly or indirectly to sub-advisers; all expenses directly related to the Company’s investment programs, including, but not limited to, indirect expenses of Portfolio Funds as well as brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees and expenses, margin fees, transfer taxes and premiums, any other costs incurred in connection with the purchase and sale of securities or other financial instruments,  taxes withheld on non-U.S. dividends; all costs and expenses associated with the organization and registration of the Company, including certain offering costs and the costs of complying with any applicable federal or state laws; attorneys’ fees and disbursements associated with updating the Company’s Offering Materials;

the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with the offerings of interests in the Company; the costs and expenses of holding any meetings of members of the Company; any travel or other reasonable costs associated with the Adviser’s attendance at any meetings requested by the Company pursuant to the Agreement; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company; fees of custodians and other persons providing custodial, administrative, recordkeeping and other services to the Company; the costs of a fidelity bond and any liability insurance obtained on behalf of the Company; all expenses of computing the Company’s net asset value, including any equipment or services obtained for these purposes; costs and expenses of any CCO for the Company designated pursuant to Rule 38a-1 under the Investment Company Act; and all charges for equipment or services used in communicating information regarding the Company’s transactions among the Adviser and any sub-adviser, custodian or other agent engaged by the Company; and any extraordinary expenses, including indemnification expenses as provided for in the limited liability company agreement of the Company; and any other operational or business expenses of the Company.

12.	Term and Termination.

(a)           Term.  The initial term of this Agreement shall commence as of the date hereof and shall continue until [DATE THAT IS TWO YEARS FROM EFFECTIVE DATE], unless terminated earlier in accordance with this Section 12.  Thereafter, this Agreement shall continue in effect from year to year as to the Company if such continuation is approved annually by the Directors (including a majority of the Directors who are neither “interested persons” of a party to this Agreement nor themselves a party hereto) by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)           Termination.

(1)           This Agreement may be terminated without penalty as to the Company by the Directors or by the vote of a majority of the outstanding voting securities of the Company upon sixty (60) days’ prior written notice to the Adviser, or by the Adviser upon sixty (60) days’ prior written notice to the Company, or promptly upon the mutual consent of the parties.

(2)           Automatic Termination.  This Agreement shall automatically terminate in the event of its assignment (as defined for purposes of Section 15 of the Investment Company Act) if consent to such assignment is not obtained in accordance with Section 15.

13.           Representations, Warranties and Covenants of the Adviser.  The Adviser represents, warrants and covenants to the Company that:

(a)           All references in the Offering Materials to itself and its affiliates and each of its managers, members, officers, directors, employees, partners and other applicable representatives are and shall be accurate in all material respects, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)           It has full capacity and authority to enter into this Agreement.

(c)           It shall not by entering into this Agreement: (i) be required to take any action contrary to its formation documents or any applicable statute, law or regulation of any jurisdiction; or (ii) breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it, or any of its members, officers, directors, employees, partners and other applicable representatives, is a party or by which it or they are/is bound which, in the case of (i) or (ii), would materially limit or materially adversely affect the ability of it or its Affiliates and each of its and their managers, members, officers, directors, employees, shareholders, partners and other applicable representatives to perform its duties under this Agreement.

(d)           The Adviser has complied and will continue to comply in all material respects with all laws, rules, and regulations having application to its business, properties, and assets.  Except to the extent otherwise disclosed to the Company, there are no actions, suits, proceedings, or investigations pending or threatened against the Adviser or its principals, at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, any self-regulatory organization, or any exchange that might be material to an investor investing in shares of the Company (“Shares”).

The foregoing representations and warranties shall be continuing during the term of this Agreement, and if at any time any of the foregoing representations or warranties become untrue or inaccurate, the Adviser shall promptly notify the Company in writing of that fact.

14.	Representations, Warranties and Covenants of the Company.

(a)           The Company represents, warrants and covenants to the Adviser that:

(1)           the Offering Materials, excluding all references therein to the Adviser as specified in Section 13(a) hereof, are and shall be accurate in all material respects and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(2)           It has full capacity and authority to enter into this Agreement.

(3)           The execution, delivery and performance of this Agreement shall not: (i) result or cause it to be required to take any action contrary to its incorporating or other formation documents or any applicable statute, law or regulation of any jurisdiction; or (ii) breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound that, in the case of (i) or (ii), would materially limit or materially adversely affect its ability to perform its duties under this Agreement.

(4)           It has complied and shall continue to comply in all material respects with all laws, rules and regulations having application to its business, properties, and assets and relating to the solicitation of persons residing in each jurisdiction in which the Company solicits subscriptions for Shares.

(b)           The foregoing representations and warranties shall be continuing during the term of this Agreement and, if at any time any of the foregoing representations or warranties become untrue or inaccurate, the Company shall promptly notify the Adviser in writing of that fact.

15.            Transfer, Assignment.  This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Company.

16.           Amendment or Modification.  This Agreement may not be amended or modified except by the written consent of the parties hereto.

17.           Notices.  Except as otherwise provided herein, all notices required to be delivered under this Agreement shall be effective only if in writing and shall be deemed given by the party required to provide notice when received by the party to whom notice is required to be given and shall be delivered personally, by courier service, or by registered mail, postage prepaid, return receipt requested, or by facsimile.  With respect to each party entitled to notice hereunder, notice shall be provided at the address designated alongside such party’s signature hereto (or to such other address as the party entitled to notice shall hereafter designate by written notice to the other parties).

18.           Survival.  The provisions of this Agreement shall survive the termination of this Agreement with respect to any events occurring or matter arising while this Agreement was in effect.  Notwithstanding the foregoing Sections 4, 5, 7(f), 10, 18, 19, 20, 21, 22, 25 and 26 shall survive the termination of this Agreement.

19.           Severability.  If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule, or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule, or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

20.           No Waiver.  No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.           Governing Law.  The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without regard to conflict of laws principles.

22.           Headings.  Headings to Sections herein are for the convenience of the parties only, and are not intended to be or to affect the meaning or interpretation of this Agreement.

23.           Complete Agreement.  Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.

24.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one original instrument.

25.           No Third-Party Beneficiaries.  This Agreement is not intended to and shall not convey any rights to persons not a party to this Agreement.

26.           Confidentiality.  (i) The Company shall regard as confidential all information and recommendations furnished by the Adviser to the Company; and (ii) the Adviser shall regard as confidential all information furnished by the Company to Adviser.

27.           Intellectual Property.  The Company hereby grants to the Adviser a worldwide, royalty-free, non-exclusive license or sub-license to use and sub-license the artwork, logos, trade names, trademarks, service marks, marketing materials, software, data, investment strategies and other materials of the Company (collectively, “Intellectual Property”). The Adviser acknowledges and agrees that its use of the Intellectual Property shall not create any right, title or interest in its favor relative to the Intellectual Property. All use of the Intellectual Property by the Adviser and any rights arising therefrom, and goodwill generated thereby, shall inure solely to the benefit of, and are and shall be owned exclusively by, the Company or the entity licensing such Intellectual Property to the Company.

28.           Definitions.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized representative, as of the date first above written.

ADVISER:

Cantor Fitzgerald Investment Advisors, L.P.

By:		Notice Information:
Name:
Title:

[SIGNATURE PAGE OF THE COMPANY FOLLOWS]

COMPANY:

Cantor Opportunistic Alternatives Fund, LLC

By:		Notice Information:
Name:
Title:

APPENDIX I

Fees due to the Adviser under the Agreement

Investment Management Fee

For the services rendered pursuant to the Agreement and pursuant to Section 10(a) of the Agreement, the Company shall pay the Adviser a management fee (the “Management Fee”) computed and accrued monthly at the annual rate of 1.0% of the Net Asset Value (as defined below) of the Company determined as of the last business day of the month (before repurchases of shares and the deduction of Management Fees or Performance Fees).

Terms of Payment of Management Fee

The Management Fees shall be invoiced and paid in U.S. Dollars monthly in arrears by bank transfer to the Adviser’s bank account (as specified by the Adviser).

Promptly after each month end, the Company shall cause the Company’s central administration agent to send the Adviser a statement of the Net Asset Value of the Company for the relevant month to allow the Adviser to calculate its Management Fees and to draw up its monthly invoice. The Adviser shall be free to contest data included in any such statement if, in its reasonable judgment, such data is inaccurate.  Invoices shall be sent by the Adviser to the Company as soon as practicable after it has calculated its Management Fees.

Payment of the Management Fee shall be due within fifteen (15) business days following receipt of the invoice by the Company.

In the event of an incomplete month (i.e., the beginning of the term of the Agreement or termination of the Agreement), the Management Fee to be paid to the Adviser under the Agreement shall be calculated on a pro-rata basis.  Upon termination of this Agreement, the Adviser shall be entitled to receive the Management Fees which would be due if such amounts were computed as of the effective date of termination.  In such event, the Company shall pay the Adviser such amounts within fifteen (15) business days from the date of termination of this Agreement.

Any change in the method of the calculation of the Management Fee shall require an amendment to the Agreement.

Performance Fee

The Company shall also pay the Adviser a performance fee, pursuant to Section 10(b) of the Agreement, in an amount equal to, with respect to an Allocation Period, 5% of the excess if any of (i) the sum of Net Gains and Net Losses for such Allocation Period over (ii) the balance of the Company Loss Recovery Account as of the close of such Allocation Period (the “Performance Fee”).  “Allocation Period,” “Net Gain,” “Net Loss” and “Company Loss Recovery Account” are defined below.

Terms of Payment of Performance Fee

The Performance Fee will be accrued monthly and paid in U.S. Dollars as of the end of each Allocation Period.

With respect to each Allocation Period, the Company shall cause the Performance Fee to be remitted by bank transfer to the Adviser’s bank account (as specified by the Adviser) within fifteen (15) business days following the final day of such Allocation Period.

Upon termination of this Agreement, the Adviser shall be entitled to receive the Performance Fees which would be due if such amounts were computed as of the effective date of termination.  In such event, the Company shall pay the Adviser such amounts within fifteen (15) business days from the date of termination of this Agreement.

Any change in the method of the calculation of the Performance Fee shall require an amendment to the Agreement.

Definitions

For purposes of this Appendix I, the following terms have the following meanings:

“Allocation Period” means the calendar year or, with respect to the calendar year in which the Company liquidates, the period beginning on January 1 and ending upon completion of the liquidation of the Company.

“Company Loss Recovery Account” means a memorandum account maintained on the Company’s books and records the balance of which shall be determined as of the date hereof.  The Company Loss Recovery Account shall be adjusted as of the close of each Fiscal Period (prior to the determination of any Performance Fee as of each such date) by (i) increasing the Company Loss Recovery Account by any Net Loss for such Fiscal Period and (ii) decreasing the Company Loss Recovery Account by any Net Gain for such Fiscal Period.  The Company Loss Recovery Account also shall be adjusted by (i) increasing the Company Loss Recovery Account as of any purchase of Shares, such that the ratio represented by the Company Loss Recovery Account divided by the total number of Shares outstanding, measured immediately after any such purchase, is the same as the corresponding ratio measured immediately prior to the purchase and (ii) decreasing the Company Loss Recovery Account as of any repurchase of Shares, such that the ratio represented by the Company Loss Recovery Account divided by the total number of Shares outstanding, measured immediately after any such repurchase, is the same as the corresponding ratio measured immediately prior to the repurchase.   Notwithstanding the operation of the preceding two sentences, the balance of the Company Loss Recovery Account cannot be less than zero as of the close of any Allocation Period (i.e., while the Company Loss Recovery Account can be below zero as of the close of any Fiscal Period that is not also the close of an Allocation Period, if the Company Loss Recovery Account would otherwise be less than zero as of the close of an Allocation Period, the Company Loss Recovery Account shall be zero as of such time).

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“Fiscal Period” means the calendar month or, with respect to the calendar month in which the Company liquidates, the period beginning on the first day of that calendar month and ending upon completion of the liquidation of the Company.

“Net Asset Value” means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Shares.

“Net Gain” means the excess, if any, of (i) the Net Asset Value of the Company as of the close of a Fiscal Period (decreased by amounts representing purchases of Shares during the Fiscal Period, increased by any distributions to Shareholders during the Fiscal Period and prior to reduction for any repurchases of Shares as of the close of such Fiscal Period) over (ii) the Net Asset Value of the Company at the beginning of such Fiscal Period.  For this purpose, Net Asset Value as of the close of a Fiscal Period takes into account accrued Management Fees for the Fiscal Period but does not take into account the accrual of any Performance Fee for such period.  Solely for purposes of calculating Net Gain during an Allocation Period, Net Gain means the sum of the Net Gains, if any, calculated for each Fiscal Period ending during such Allocation Period (i.e., in most cases, Net Gain for an Allocation Period can be expected to be equal to the sum of the Net Gain calculations as to each calendar month comprising the Allocation Period).

“Net Loss” means the excess, if any, of (i) the Net Asset Value of the Company at the beginning of a Fiscal Period over (ii) the Net Asset Value of the Company as of the close of such Fiscal Period (decreased by amounts representing purchases of Shares during the Fiscal Period, increased by any distributions to Shareholders during the Fiscal Period and prior to reduction for any repurchases of Shares as of the close of such Fiscal Period).  For this purpose, Net Asset Value as of the close of a Fiscal Period takes into account accrued Management Fees for the Fiscal Period but does not take into account the accrual of any Performance Fee for such period.  Solely for purposes of calculating Net Loss during an Allocation Period, Net Loss for the relevant Allocation Period means the sum of the Net Losses, if any, calculated for each Fiscal Period ending during such Allocation Period (i.e., in most cases, Net Loss for an Allocation Period can be expected to be equal to the sum of the Net Loss calculations as to each calendar month comprising the Allocation Period).

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      PROXY CARD
CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC
(FORMERLY CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC)
110 E. 59th Street
New York, NY 10022

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2012

The undersigned, revoking prior proxies, hereby appoints Marlena Kaplan and Gary Distell, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Fund”) held in the name of the undersigned on the record date at the Special Meeting of the Fund to be held at 110 E. 59th Street, New York, NY 10022, at 10 a.m. Eastern Time, or at any adjournment thereof, on the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals set forth on this proxy card have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated or “FOR” the Proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE PROPOSALS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO FUND SHAREHOLDERS.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

1. Phone:	Call (212) 915-1819 and please have this proxy card available at the time of the call.

2. Mail:	Simply sign, date, and complete this proxy card and return it in the postage paid envelope provided.

PROXY CARD

      PROXY CARD
CANTOR OPPORTUNISTIC ALTERNATIVES FUND, LLC
(FORMERLY CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC)
110 E. 59th Street
New York, NY 10022

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2012

THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THE PROPOSALS LISTED BELOW ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS.  THE BOARD URGES YOU TO VOTE IN FAVOR.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  ☒
PROPOSALS:

1.	To approve a proposed new investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P.

FOR	AGAINST	ABSTAIN
□	□	□

2.	To elect Mr. James M. Bond as a director of the Fund.

FOR	AGAINST	ABSTAIN
□	□	□

YOU CAN VOTE QUICKLY AND EASILY BY TELEPHONE.

IF YOU ARE PLANNING ON MAILING IN THIS PROXY CARD, PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE.

WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR YOUR CONSIDERATION.